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                                                                    EXHIBIT 10.1

                          AMENDMENT TO CREDIT AGREEMENT

         This _____ AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of September 27, 2002, is made and entered into by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company"), and the undersigned bank (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have entered into that certain Credit Agreement dated as of September 27, 2001 with an initial term of 364 days (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to extend and amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Bank agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

                  1.1 The definition of "Facility Fee Rate" in Section 1.01 (Definitions) of the Credit Agreement is amended and restated in its entirety as follows:

                           ""Facility Fee Rate" means the rate per annum that
                  shall be used to calculate the Facility Fee and is equal to

                                    (a) 8.5/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors equal to or better than A or a senior unsecured credit rating by Moody's Investor Services of equal to or better than A2;

                                    (b) 10.0/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors between A and A-, inclusive or a senior unsecured credit rating by Moody's Investor Services between A2 and A3, inclusive;

                                    (c) 12.5/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors between A- and BBB+, inclusive or a senior unsecured credit rating by Moody's Investor Services between A3 and Baa1, inclusive;

                                    (d) 15.0/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors between BBB+ and BBB, inclusive or a senior unsecured credit rating by Moody's Investor Services between Baa1 and Baa2, inclusive;

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                                    (e) 20.0/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors between BBB and BBB-, inclusive or a senior unsecured credit rating by Moody's Investor Services between Baa2 and Baa3, inclusive; or

                                    (f) 25.0/100 of 1% if the Company has a
                           senior unsecured credit rating by Standard and Poors equal to or less than BB+, or a senior unsecured credit rating by Moody's Investor Services of less than or equal to Ba1;

                  provided, that, in each case, the higher (better) senior unsecured credit rating (Standard and Poors or Moody's Investor Services) shall always be applied to determine the Facility Fee Rate, and if Standard and Poors (or Moody's Investor Services) changes its rating designations, then the new equivalent Standard and Poors (or Moody's Investor Services) credit ratings shall be applied."

                  1.2 The definition of "LIBOR Margin" in Section 1.01 (Definitions) of the Credit Agreement is amended and restated in its entirety as follows:

                           "LIBOR Margin" means the rate per annum which shall
                  added to determine the Eurodollar Rate and is equal to

                                    (a) .24% if the Company has a senior
                           unsecured credit rating by Standard and Poors equal to or better than A or a senior unsecured credit rating by Moody's Investor Services of equal to or better than A2;

                                    (b) .40% if the Company has a senior
                           unsecured credit rating by Standard and Poors between A and A-, inclusive or a senior unsecured credit rating by Moody's Investor Services between A2 and A3, inclusive;

                                    (c) .50% if the Company has a senior
                           unsecured credit rating by Standard and Poors between A- and BBB+, inclusive or a senior unsecured credit rating by Moody's Investor Services between A3 and Baa1, inclusive;

                                    (d) .725% if the Company has a senior
                           unsecured credit rating by Standard and Poors between BBB+ and BBB, inclusive or a senior unsecured credit rating by Moody's Investor Services between Baa1 and Baa2, inclusive;

                                    (e) .925% if the Company has a senior
                           unsecured credit rating by Standard and Poors between BBB and BBB-, inclusive or a senior unsecured credit rating by Moody's Investor Services between Baa2 and Baa3, inclusive; or

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                                    (f) 1.125% if the Company has a senior
                           unsecured credit rating by Standard and Poors equal to or less than BB+, or a senior unsecured credit rating by Moody's Investor Services of less than or equal to Ba1;

                  provided, that, in each case, the higher (better) senior unsecured credit rating (Standard and Poors or Moody's Investor Services) shall always be applied to determine the LIBOR Margin, and if Standard and Poors (or Moody's Investor Services) changes its rating designations, then the new equivalent Standard and Poors ( or Moody's Investor Services) credit ratings shall be applied; provided further, that, in the event the aggregate Eurodollar Advances and Reference Rate Advances outstanding exceed thirty-three and one-third percent (33 1/3%) of the Commitment Limit, then the Eurodollar Rates in (a), (b), (c), (d), (e) and (f) above shall be increased to 32%, .48%, .58%, .805%, 1.005% and 1.205%, respectively, for all Eurodollar Advances outstanding during the period in which the aggregate Eurodollar Advances and Reference Rate Advances outstanding exceed thirty-three and one-third percent (33 1/3%) of the Commitment Limit.

                  1.3 The definition of "Termination Date" in Section 1.01 (Definitions) of the Credit Agreement is amended and restated in its entirety as follows:

                           ""Termination Date" means the earliest to occur of
                  (a) September 25, 2003, as such date may be extended pursuant to Section 3.01(h) or 3.01(i), (b) the date on which the Bank's Commitment or Commitment Limit is reduced to zero pursuant to Section 2.03 or 3.01(i)(iv) and (c) the date on which the Bank's Commitment or Commitment Limit is terminated pursuant to Section 2.02 or 7.08."

                  1.4 Section 2.04(b) (Facility and Up-Front Fees) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "(b) Up-Front Fees. The Company agrees to pay the
                  Bank an initial up-front fee, in Dollars, equal to .03% of the Commitment Limit, payable within 15 days of the Effective Date of this Agreement. If the Bank consents to an Extension Request by the Company pursuant to Section 3.01(h), then the Company agrees to pay the Bank an additional one-time fee, in Dollars, at a mutually agreed rate."

                  The mutually agreed rate for this Amendment is .06% of the Commitment Limit and is payable within 15 days of the full execution of this Amendment.

                  1.5 Section 4.08 (Margin Securities) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "4.08 Margin Securities. The Company is not incurring
                  the indebtedness evidenced by the Note hereunder for the purpose, directly or indirectly, of purchasing or carrying any "margin stock" as that term is defined in Regulations U and X of the Board of Governors of the Federal Reserve System, as amended

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                  from time to time, except the Company may purchase its
                  common stock, if after giving effect to such purchases, such indebtedness would not violate any Governmental Requirement (including, without limitation, such Regulations U and X). Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock."

         2. AMENDMENTS TO CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is ratified hereby, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         3. DEFINED TERMS. Terms used but not defined herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         4. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, United States of America.

         5. COUNTERPARTS. This Amendment may be separately executed (including execution by delivery of a facsimile or telecopied signature) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         6. SEVERABILITY. If any term or provision of this Amendment shall be determined to be illegal or unenforceable, all other terms and provisions of this document shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         7. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

         8. FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed as of the day and year first above written.

         COMPANY:
         BAKER HUGHES INCORPORATED

         By __________________________________________
         Name:    Douglas C. Doty
         Title:   Vice President and Treasurer

         BANK:

         By __________________________________________
         Name:
         Title:

         Commitment Limit:
         (if different than limit on signature page to Credit Agreement)


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